Accident and Health Claim Reserves	12 Months Ended
Dec. 31, 2017
Accident and Health Claim Reserves

(13)	Accident and Health Claim Reserves
Accident and health claim reserves are based on estimates that are subject to uncertainty. Uncertainty regarding reserves of a given accident year is gradually reduced as new information emerges each succeeding year, thereby allowing more reliable reevaluations of such reserves. While management believes that reserves as of December 31, 2017, are appropriate, uncertainties in the reserving process could cause reserves to develop favorably or unfavorably in the near term as new or additional information emerges. Any adjustments to reserves are reflected in the operating results of the periods in which they are made. Movements in reserves could significantly impact the Company’s future reported earnings.
Activity in the accident and health claim reserves is summarized as follows:

	2017	2016	2015
Balance at January 1, net of reinsurance and investment contract recoverables of $544, $497, and $360, respectively	$3,877	3,504	2,136
Incurred related to:
Current year	2,026	1,504	2,173
Prior years	248	(361)	(154)
Total incurred	2,274	1,143	2,019
Paid related to:
Current year	85	85	42
Prior years	1,199	685	609
Total paid	1,284	770	651
Balance at December 31, net of reinsurance and investment contract recoverables of $622, $544, and $497, respectively	$4,867	3,877	3,504
Prior year incurred claim reserves for 2017 were unfavorable as a result of re-estimation of unpaid claims and claim adjustment expenses, principally on individual LTC line of business. Prior year incurred claim reserves for 2016 reflect favorable development as a result of re-estimation of unpaid claims and claim adjustment expenses, principally on LTC and group health lines of business.
Prior year incurred claims reserve for 2015 reflect favorable claim development with the group marketing and individual long term care lines of business.